UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):	January 30, 2002

MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

One High Ridge Park
Stamford, CT		06905
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(203) 461-7400

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) Previous independent accountants
    On January 29, 2002, The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco") merged resulting in the formation of MeadWestvaco Corporation (f/k/a MW Holding Corporation) ("MeadWestvaco" or the "Registrant"). The merger is being accounted for as an acquisition of Mead by Westvaco and, consequently, the historical financial statements of Westvaco become the historical financial statements of the Registrant. On January 30, 2002, MeadWestvaco dismissed Deloitte & Touche LLP and engaged PricewaterhouseCoopers LLP as its independent accountants. Deloitte & Touche LLP had been the independent accountants for Mead and for MW Holding Corporation (predecessor of MeadWestvaco) and PricewaterhouseCoopers LLP has been the long-standing independent accountants of Westvaco. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.
    The reports of Deloitte & Touche LLP relating to the Mead and the MW Holding Corporation financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
    In connection with its audits of Mead and MW Holding Corporation for the two most recent fiscal years and through January 30, 2002, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.
    During the two most recent fiscal years and through January 30, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
    The Registrant has requested Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 4, 2002, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

  As noted above, the Registrant engaged PricewaterhouseCoopers LLP as its independent accountants as of January 30, 2002. During the two most recent fiscal years and through January 30, 2002, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that PricewaterhouseCoopers LLP consulted with Westvaco in connection with its examination of Westvaco's financial statements for the two most recent fiscal years.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16	Letter of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By  /s/Karen R. Osar
      Karen R. Osar
     Senior Vice President and Chief Financial Officer

Date:  February 6, 2002

EXHIBIT INDEX	Page No.

Exhibit 16
Letter of Deloitte & Touche LLP